DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Supplement dated May 15, 2013 to the Prospectus and Summary Prospectus each dated February 22, 2013 (the “Prospectus”).  This Supplement updates and supersedes any contrary information contained in the Prospectus or Summary Prospectus.

Effective May 10, 2013 until May 30, 2014, Newfleet Asset Management LLC, Sub-Adviser to the Dunham Corporate/Government Bond Fund (the “Fund”) has contractually agreed to reduce its base Sub-Advisory fee by 5 bps (0.05%), from 35 bps (0.35%) to 30 bps (0.30%) annually.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 9 of the Prospectus and page 1 of the Summary Prospectus.  The table describing the expenses of the Dunham Corporate/Government Bond Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.90%	1.15%
Fee Reduction(2)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reduction	1.35%	1.85%	1.10%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies

(2)  The Fund’s Sub-Adviser has contractually agreed to reduce its base Sub-Advisory fee by 5 bps (0.05%) annually through May 30, 2014.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Dunham Corporate/Government Bond Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$581	$858	$1,156	$2,001
Class C	$188	$582	$1,001	$2,169
Class N	$112	$350	$ 606	$1,340

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information each dated February 22, 2013, as subsequently amended, which provide information that you should know about the Dunham Corporate/Government Bond Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated May 15, 2013